The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

PRELIMINARY PROSPECTUS DATED APRIL 12, 2002
SUBJECT TO COMPLETION

COMMONFUND INSTITUTIONAL FUNDS



PROSPECTUS
April 12, 2002



                                                               [COMMONFUND LOGO]


[GRAPHIC OMITTED]

CIF GROWTH OPPORTUNITIES FUND

CIF VALUE OPPORTUNITIES FUND


INVESTMENT MANAGER
COMMONFUND ASSET MANAGEMENT COMPANY, INC.


DISTRIBUTOR
COMMONFUND SECURITIES, INC.




The Securities and Exchange Commission has not approved or disapproved the Funds' shares or determined whether this prospectus is accurate or complete. It is a crime for anyone to tell you otherwise.

COMMONFUND INSTITUTIONAL FUNDS

Commonfund Institutional Funds (the "Company") is a no-load, open-end management investment company that seeks to improve the net investment returns of its shareholders by making available to them a series of investment funds, each with its own investment objectives and policies. The investment funds are sold primarily to institutional investors, including colleges, universities, private secondary schools, hospitals, foundations, pension funds, museums, libraries, performing arts groups and centers, public secondary school districts, charitable service organizations and others. The investment funds are not available to individuals, except current and former directors, officers and employees of Commonfund Asset Management Company, Inc. (the "Investment Manager"), its affiliates, consultants, and members of Commonfund advisory groups ("Eligible Individuals").


HOW TO READ THIS PROSPECTUS

The Company offers a number of separate investment portfolios (each a "Fund" and, collectively, the "Funds"). Each Fund has its own investment goals and strategies. This prospectus gives you important information about the CIF Growth Opportunities and CIF Value Opportunities Funds that you should know before investing. This prospectus has been arranged into different sections so that you can easily review this important information. Please read this prospectus and keep it for future reference.


THE FUNDS

The Funds invest in portfolios of common stocks and other equity securities of U.S. and, to a lesser extent, foreign issuers. Investments in equity securities are subject to market risks, such as the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles. In addition, investment in equity securities is subject to company specific risk. Individual portfolio companies may report poor results or be negatively affected by industry or economic trends and developments, and the prices of securities issued by such companies may decline in response. Prices of securities in foreign countries may be more volatile than investments in U.S. companies since events unique to a country or region will affect those markets and their issuers. As a result of changes in the prices of a Fund's portfolio securities, the value of shares of a Fund may fluctuate drastically from day-to-day or over a particular period. Equity funds may underperform funds that invest primarily in other asset classes, such as fixed income funds.




CIF Growth Opportunities Fund                       3
CIF Value Opportunities Fund                        8
Investment Manager                                 12
Investment Sub-Advisers and Portfolio Managers     14
Purchasing and Redeeming Fund Shares               17
Distribution of Fund Shares                        20
Dividends, Distributions and Taxes                 20


To obtain more information about the Company please refer to the Back Cover of the Prospectus.




2 Commonfund Institutional Funds

CIF Growth Opportunities Fund


INVESTMENT GOAL
Long-term capital appreciation

INVESTMENT FOCUS
A portfolio of growth oriented common stocks of U.S. companies

PRINCIPAL INVESTMENT STRATEGY

The CIF Growth Opportunities Fund invests primarily in growth oriented equity securities of U.S. companies. The Fund is designed to add value primarily through stock, sector or style selection with volatility greater than that of its benchmark index, the S&P 500 Index.

The Fund seeks to achieve its objective by emphasizing investment in companies that the Sub-Advisers believe have accelerating earnings growth, dominant market share in growing industries, positive changes in analysts' expectations or better than anticipated earnings reports. In selecting securities for the Fund, the Sub-Advisers utilize bottom-up selection processes without limitation to market capitalization, sector weight, or scope or measure of prospective growth. Sector and industry allocations are primarily a by-product of the selection process. The Fund anticipates its sector weights to be concentrated around growth sectors, such as technology, health care and consumer sectors. The Fund may use derivative instruments for both hedging and non-hedging purposes.

The Investment Manager allocates the Fund's assets among selected Sub-Advisers, who in turn manage the Fund's assets on a day-to-day basis, subject to oversight by the Investment Manager. Artisan Partners Limited Partnership, Duncan-Hurst Capital Management Inc., Goldman Sachs Asset Management, NewBridge Partners, LLC, Shaker Investments, LLC and Turner Investment Partners, Inc. serve as Sub-Advisers to the Fund. Each Sub-Adviser selects investments for its portion of the Fund based on its own investment style and strategy.

The Sub-Advisers seek to achieve the Fund's objective on a total return basis and will not limit transactions to avoid tax consequences. In addition, a Sub-Adviser may purchase portfolio securities at the same time that another sub-adviser sells the same securities, which could increase transaction costs. The Fund's portfolio turnover rate may be higher as a result. Higher portfolio turnover will result in higher transaction costs, and shareholders subject to tax may be required to recognize more taxable gain than if the Fund were managed to limit its portfolio turnover.


OTHER INVESTMENTS

The Fund also may invest in other securities, use other strategies and engage in other investment practices, which are not principal investments and/or strategies. These other investments and strategies, as well as those described in this prospectus, are described in greater detail in the Fund's Statement of Additional Information (SAI). During unusual economic or market conditions, or for temporary defensive or


                                                 CIF Growth Opportunities Fund 3
liquidity purposes, the Fund may invest up to 100% of its assets in cash, repurchase agreements and short-term obligations. When so invested, the Fund may not achieve its investment objective.


PRINCIPAL RISKS

The value of an investment in the Fund is based on the market value of the securities the Fund holds. These prices change daily in response to a number of different factors. In particular, prices of equity securities will respond to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular issuers (news about the success or failure of a new product, for example). These price movements, sometimes called volatility, may be larger or smaller depending on the types of securities the Fund owns and the markets in which they trade. Generally, the prices of equity securities are more volatile than those of fixed income securities.

In addition, at times the Fund's market sector, growth oriented equity securities, may underperform relative to other sectors.

The Investment Manager's allocation of Fund assets to the Sub-Advisers and the Sub-Advisers' judgments about the markets, the economy and/or companies may not anticipate actual market movements, economic conditions or company performance, and may affect the Fund's return. In fact, you can lose money on your investment in the Fund, just as you could with other investments. A Fund share is not a bank deposit, and it is not insured or guaranteed by the FDIC or any other government agency.


RISKS OF HOLDING CERTAIN SECURITIES

Equity Securities. Equity securities represent ownership interests in a company or corporation, and include common stock, preferred stock, and warrants and other rights to acquire such instruments. Investments in equity securities are subject to market risks that may cause their prices to fluctuate over time. The value of convertible equity securities is also affected by prevailing interest rates, the credit quality of the issuer and any call provisions. Fluctuations in the value of equity securities will not necessarily affect cash income derived from these securities, but will affect the Fund's net asset value.

Derivatives. Derivatives are instruments which derive their value from an underlying security, financial asset or an index. One category of derivatives ("Derivative Instruments") are instruments such as futures contracts, options, forward contracts, and swaps. Derivative Instruments are used to establish market positions without transacting in the securities by which their value is measured. Derivative Instruments often are used to adjust the risk characteristics of a portfolio of securities investments. A second category of derivatives ("Derivative Securities") are securities that carry rights to other securities, such as, for example, a security convertible into some other security. The primary risks of Derivative Instruments are that changes in the market value of securities held by the Fund, and of derivatives relating to those securities, may not be proportionate. There may not be a liquid market for the Fund to sell a derivative which could result in difficulty closing the


4 Commonfund Institutional Funds
position and certain derivatives can magnify the extent of losses incurred due to changes in the market value of the securities to which they relate. In addition, some Derivative Instruments are subject to counterparty risk. While the use of derivatives may be advantageous to the Fund, if the Fund is not successful in employing them, the Fund's performance may be worse than if it did not make such investments. See the SAI for more about the risks of different types of derivatives.

                                                 CIF Growth Opportunities Fund 5

PERFORMANCE INFORMATION

The bar chart and the total return table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the performance of the Fund for each calendar year since inception. The total return table shows how the average annual total returns for the Fund for different periods compare to those of the S&P 500 Index. All performance figures reflect the performance of the Growth Opportunities Fund, one of a series of pooled investment funds maintained by The Common Fund for Nonprofit Organizations, which was managed by the Investment Manager and reorganized into the Fund on July 1, 2002. The Growth Opportunities Fund was not open to the public generally, or registered under the Investment Company Act of 1940 (the "1940 Act"), or subject to certain restrictions that are imposed by the 1940 Act. If the Growth Opportunities Fund had been registered under the 1940 Act, performance may have been adversely affected. Historical after-tax returns are not presented because prior to its reorganization, the Growth Opportunities Fund was not required to distribute income to investors annually. Past performance does not necessarily indicate how the Fund will perform in the future.


CIF GROWTH OPPORTUNITIES FUND
% Total Return

 30

 25

 20

 15

 10
                                -30.63%
  5

  0

 -5

-10

-15

-20

-25

-30

-35

                                  2001


For the period shown in the bar chart the highest return in any calendar quarter was 23.69% (12/31/01) and the lowest quarterly return was -28.41% (3/31/01).





FOR THE PERIODS ENDED DECEMBER 31, 2001

                                      AVERAGE ANNUAL TOTAL RETURNS

                                                          Since
                                                        Inception
                                        1 Year          (12/1/00)
------------------------------------------------------------------

CIF Growth Opportunities Fund           -30.63%         -29.87%

------------------------------------------------------------------

S&P 500 Index*                          -11.9%          -10.6%




* An index is a hypothetical measure of performance based on the ups and downs of securities that make up a particular market. The index does not show actual investment returns or reflect payment of management or brokerage fees, which would lower the index's performance. The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. The S&P 500 Index is a market-value weighted index (stock price times number of shares outstanding), with each stock's weight in the Index proportionate to its market value.


6 Commonfund Institutional Funds

FUND FEES AND EXPENSES

This table describes the Fund's fees and expenses that you will pay if you buy and hold shares of the Fund.


ANNUAL FUND OPERATING EXPENSES
(expenses deducted from Fund assets)
--------------------------------------------------------------------------------

Investment Advisory Fees                        1.15%

Distribution (12b-1) Fees                       None

Other Expenses*                                 0.20%
--------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES            1.35%
--------------------------------------------------------------------------------
Fee waivers and expense reimbursements          0.10%
--------------------------------------------------------------------------------
NET ANNUAL FUND OPERATING EXPENSES              1.25%**
--------------------------------------------------------------------------------

* Other expenses were estimated assuming average daily net assets of the Fund of $100 million.

** The Investment Manager has contractually agreed to waive fees and to reimburse expenses, so long as it serves as Investment Manager to the Fund, to the extent necessary to keep total operating expenses from exceeding 1.25% of average daily net assets per year. This fee waiver and expense reimbursement agreement may be amended or terminated only with the consent of the Board of Directors.


EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that each year your investment has a 5% return and Fund expenses remain the same. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

--------------------------------------------------------------------------------
1 Year                                                          $128*
--------------------------------------------------------------------------------
3 Years                                                         $404*
--------------------------------------------------------------------------------

* Expenses are calculated based on net annual fund operating expenses after the Investment Manager's fee waivers and expense reimbursements (1.25%).


                                                 CIF Growth Opportunities Fund 7

CIF Value Opportunities Fund


INVESTMENT GOAL
Long-term capital appreciation

INVESTMENT FOCUS
A portfolio of value oriented common stocks of U.S. companies

PRINCIPAL INVESTMENT STRATEGY

The CIF Value Opportunities Fund invests primarily in value oriented equity securities of U.S. companies. The Fund is designed to add value primarily through stock, sector or style selection, and to exhibit volatility similar to that of its benchmark index, the S&P 500 Index.

The Fund seeks to achieve its objective by emphasizing investment in a portfolio of securities that the Sub-Advisers believe sell at a substantial discount to cash flow, earnings or intrinsic value. The Fund anticipates having a low turnover due to its longer term investment horizon. In selecting securities for the Fund, the Sub-Advisers utilize bottom-up selection processes without limitation to market capitalization, sector weight, or scope. The Fund may use derivative instruments for both hedging and non-hedging purposes.

The Investment Manager allocates the Fund's assets among selected Sub-Advisers, who in turn manage the Fund's assets on a day-to-day basis, subject to oversight by the Investment Manager. Harris Associates LP, NewSouth Capital Management, Inc., Shapiro Capital Management Company, Inc., Southeastern Asset Management Inc. and Steinberg Priest Capital Management, LLC serve as Sub-Advisers to the Fund. Each Sub-Adviser selects investments for its portion of the Fund based on its own investment style and strategy.

The Sub-Advisers seek to achieve the Fund's objective on a total return basis and will not limit transactions to avoid tax consequences. In addition, a Sub-Adviser may purchase portfolio securities at the same time that another sub-adviser sells the same securities, which could increase transaction costs. The Fund's portfolio turnover rate may be higher as a result. Higher portfolio turnover will result in higher transaction costs, and shareholders subject to tax may be required to recognize more taxable gain than if the Fund were managed to limit its portfolio turnover.


OTHER INVESTMENTS

The Fund also may invest in other securities, use other strategies and engage in other investment practices, which are not principal investments and/or strategies. These other investments and strategies, as well as those described in this prospectus, are described in greater detail in the Fund's Statement of Additional Information (SAI). During unusual economic or market conditions, or for temporary defensive or liquidity purposes, the Fund may invest up to 100% of its assets in cash, repurchase agreements and short-term obligations. When so invested, the Fund may not achieve its investment objective.

8 Commonfund Institutional Funds

PRINCIPAL RISKS

The value of an investment in the Fund is based on the market value of the securities the Fund holds. These prices change daily in response to a number of different factors. In particular, prices of equity securities will respond to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular issuers (news about the success or failure of a new product, for example). These price movements, sometimes called volatility, may be larger or smaller depending on the types of securities the Fund owns and the markets in which they trade. Generally, the prices of equity securities are more volatile than those of fixed income securities.

In addition, at times the Fund's market sector, value oriented equity securities, may underperform relative to other sectors.

The Investment Manager's allocation of Fund assets to the Sub-Advisers and the Sub-Advisers' judgments about the markets, the economy and/or companies may not anticipate actual market movements, economic conditions or company performance, and may affect the Fund's return. In fact, you can lose money on your investment in the Fund, just as you could with other investments. A Fund share is not a bank deposit, and it is not insured or guaranteed by the FDIC or any other government agency.


RISKS OF HOLDING CERTAIN SECURITIES

Equity Securities. Equity securities represent ownership interests in a company or corporation, and include common stock, preferred stock, and warrants and other rights to acquire such instruments. Investments in equity securities are subject to market risks that may cause their prices to fluctuate over time. The value of convertible equity securities is also affected by prevailing interest rates, the credit quality of the issuer and any call provisions. Fluctuations in the value of equity securities will not necessarily affect cash income derived from these securities, but will affect the Fund's net asset value.

Derivatives. Derivatives are instruments which derive their value from an underlying security, financial asset or an index. One category of derivatives ("Derivative Instruments") are instruments such as futures contracts, options, forward contracts, and swaps. Derivative Instruments are used to establish market positions without transacting in the securities by which their value is measured. Derivative Instruments often are used to adjust the risk characteristics of a portfolio of securities investments. A second category of derivatives ("Derivative Securities") are securities that carry rights to other securities, such as, for example, a security convertible into some other security. The primary risks of Derivative Instruments are that changes in the market value of securities held by the Fund, and of derivatives relating to those securities, may not be proportionate. There may not be a liquid market for the Fund to sell a derivative which could result in difficulty closing the position and certain derivatives can magnify the extent of losses incurred due to changes in the market value of the securities to which they relate. In addition, some Derivative Instruments are subject to counterparty risk. While the use of derivatives may be advantageous to the Fund, if the Fund is not successful in employing them, the Fund's performance may be worse than if it did not make such investments. See the SAI for more about the risks of different types of derivatives.


                                                  CIF Value Opportunities Fund 9

PERFORMANCE INFORMATION

The bar chart and the total return table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the performance of the Fund for each calendar year since inception. The total return table shows how the average annual total returns for the Fund for different periods compare to those of the S&P 500 Index. All performance figures reflect the performance of the Value Opportunities Fund, one of a series of pooled investment funds maintained by The Common Fund for Nonprofit Organizations, which was managed by the Investment Manager and reorganized into the Fund on July 1, 2002. The Value Opportunities Fund was not open to the public generally, or registered under the Investment Company Act of 1940 (the "1940 Act"), or subject to certain restrictions that are imposed by the 1940 Act. If the Value Opportunities Fund had been registered under the 1940 Act, performance may have been adversely affected. Historical after-tax returns are not presented because prior to its reorganization, the Value Opportunities Fund was not required to distribute income to investors annually. Past performance does not necessarily indicate how the Fund will perform in the future.

CIF VALUE OPPORTUNITIES FUND
% Total Return

                                18.09%
 20

 15

 10

  5

  0

 -5

-10

-15

                                  2001


For the period shown in the bar chart the highest return in any calendar quarter was 14.67% (12/31/01) and the lowest quarterly return was -11.41% (9/30/01).


FOR THE PERIODS ENDED DECEMBER 31, 2001

                                      AVERAGE ANNUAL TOTAL RETURNS

                                                          Since
                                                        Inception
                                        1 Year          (12/1/00)
------------------------------------------------------------------

CIF Value Opportunities Fund            18.09%           24.15%

------------------------------------------------------------------

S&P 500 Index*                         -11.9%           -10.6%




* An index is a hypothetical measure of performance based on the ups and downs of securities that make up a particular market. The index does not show actual investment returns or reflect payment of management or brokerage fees, which would lower the index's performance. The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. The S&P 500 Index is a market-value weighted index (stock price times number of shares outstanding), with each stock's weight in the Index proportionate to its market value


10 Commonfund Institutional Funds

FUND FEES AND EXPENSES

This table describes the Fund's fees and expenses that you will pay if you buy and hold shares of the Fund.


ANNUAL FUND OPERATING EXPENSES
(expenses deducted from Fund assets)
--------------------------------------------------------------------------------

Investment Advisory Fees                        1.05%

Distribution (12b-1) Fees                       None

Other Expenses*                                 0.20%
--------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES            1.25%
--------------------------------------------------------------------------------
Fee waivers and expense reimbursements          0.10%
--------------------------------------------------------------------------------
NET ANNUAL FUND OPERATING EXPENSES              1.15%**
--------------------------------------------------------------------------------

* Other expenses were estimated assuming average daily net assets of the Fund of $100 million.


** The Investment Manager has contractually agreed to waive fees and to reimburse expenses, so long as it serves as Investment Manager to the Fund, to the extent necessary to keep total operating expenses from exceeding 1.15% of average daily net assets per year. This fee waiver and expense reimbursement agreement may be amended or terminated only with the consent of the Board of Directors.


EXAMPLE
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that each year your investment has a 5% return and Fund expenses remain the same. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:
--------------------------------------------------------------------------------
1 Year                                                          $118*
--------------------------------------------------------------------------------
3 Years                                                         $372*
--------------------------------------------------------------------------------

* Expenses are calculated based on net annual fund operating expensesafter the Investment Manager's fee waivers and expense reimbursements (1.15%).

                                                 CIF Value Opportunities Fund 11

Investment Manager

COMMONFUND ASSET MANAGEMENT COMPANY, INC. (the "Investment Manager"), 15 Old Danbury Road, P.O. Box 812, Wilton, CT 06897-0812 is an indirect, wholly-owned subsidiary of The Common Fund for Nonprofit Organizations ("Commonfund"). Employees of the Investment Manager also are responsible for Commonfund's investment program, which is comprised of more than 34 funds with more than $24 billion in assets as of March 1, 2002 and is conducted in a "manager of managers" format. Each Fund will pay the Investment Manager an annual fee, shown as a percentage of average net assets, for its services, as follows:

--------------------------------------------------------------------------------
CIF Growth Opportunities Fund                                   1.15%
--------------------------------------------------------------------------------
CIF Value Opportunities Fund                                    1.05%
--------------------------------------------------------------------------------

The Investment Manager acts as a "manager of managers" for the Funds, and supervises adherence by the Sub-Advisers to each Fund's investment policies and guidelines. The Investment Manager can also recommend the appointment of additional or replacement Sub-Advisers to the Company's Board of Directors. THE INVESTMENT MANAGER HAS ULTIMATE RESPONSIBILITY (SUBJECT TO OVERSIGHT BY THE BOARD OF DIRECTORS) FOR THE INVESTMENT PERFORMANCE OF THE FUNDS DUE TO ITS RESPONSIBILITY TO OVERSEE THE SUB-ADVISERS AND RECOMMEND THEIR HIRING, TERMINATION AND REPLACEMENT.


The Investment Manager employs a team to supervise the Sub-Advisers, which includes the following members:


ELIZABETH E. SCHAEFER, Senior Vice President and Head of Equities. Ms. Schaefer assumed the position of Senior Vice President, Head of Equities in October 2001. From May 2001 until October 2001, she was Senior Vice President and Co-Head of Equities and from August 1999 until April 2001, she was Senior Vice President and Head of Domestic Equities. From February 1996 until July 1999 she served as Vice President, Fund Manager of Domestic Equities for Commonfund. Prior to joining Commonfund, Ms. Schaefer was Vice President and Assistant Portfolio Manager/Analyst for the Multi-Manager Equity Fund at Evaluation Associates, Inc., where she was also responsible for the day-to-day monitoring of client portfolios. Ms. Schaefer holds a B.A. from the College of New Rochelle and an M.B.A. from Iona College.

MARK A. BENNETT, Managing Director and member of the Equity Team. Mr. Bennett joined Commonfund in 1998. Prior to that he was an Investment Consultant for defined benefit services for CIGNA Retirement and Investment Services. From 1993 to 1996, he was an asset allocation analyst and consultant for CIGNA-Connecticut General Pension Services, Inc. He received a B.S. from Bryant College and an M.B.A. from the University of Hartford. Mr. Bennett is a Chartered Financial Analyst and is a member of the Hartford Society of Financial Analysts and the Association for Investment Management and Research.

12 Commonfund Institutional Funds

MARK A. RAPELA, Senior Analyst/Associate Fund Manager and member of the Equity Team. Mr. Rapela joined Commonfund in 1997 and assumed the position of Senior Analyst/Associate Fund Manager in April 2001. Prior to joining Commonfund, Mr. Rapela was an International Equity Analyst for Northern Trust Global Advisors. Before that, Mr. Rapela was a Portfolio Specialist for GE Capital. He received a B.S. from Western Connecticut State University.








                                                          Investment Manager 13

Investment Sub-Advisers and Portfolio Managers


CIF GROWTH OPPORTUNITIES FUND

o Artisan Partners Limited Partnership ("Artisan"), located at 1000 North Water Street, Suite 1770, Milwaukee, WI 53202, provides investment advisory services to corporations, public funds and other institutional investors. Established in 1995, Artisan had approximately $15.6 billion in assets under management as of December 31, 2001.

   An investment team headed by Andrew C. Stephens provides investment advice for the CIF Growth Opportunities Fund. Mr. Stephens is a Managing Director and has been with Artisan since April 1997. Prior to joining Artisan, Mr. Stephens was a portfolio manager with Strong Capital Management, Inc. He has over 10 years of investment experience.

o Duncan-Hurst Capital Management Inc. ("Duncan-Hurst"), located at 4365 Executive Drive, Suite 1520, San Diego, CA 92121, provides investment advisory services to corporations, public funds and other institutional investors. Established in 1990, Duncan-Hurst managed $3.3 billion in assets as of December 31, 2001.

   An investment team headed by William H. "Beau" Duncan, Jr. provides investment advice for the CIF Growth Opportunities Fund. Mr. Duncan is the Founder, Chairman, Chief Executive Officer and Chief Investment Officer of Duncan-Hurst and has been with the firm since its inception in 1990. He has over 26 years of investment experience.



o Goldman Sachs Asset Management ("GSAM"), located at 32 Old Slip, New York, NY 10005, provides investment advisory services to corporations, public funds and other institutional investors. GSAM, along with other units of the Investment Management Division of Goldman, Sachs & Co., managed approximately $329.6 billion in assets as of December 31, 2001.

   An investment team headed by Herbert E. Ehlers provides investment advice to the CIF Growth Opportunities Fund. Mr. Ehlers joined GSAM in 1997 and is the Chief Investment Officer for the Growth Strategy. Mr. Ehlers has over 35 years of investment experience.


o NewBridge Partners, LLC ("NewBridge Partners"), located at 535 Madison Avenue, 14th Floor, New York, NY 10022, provides investment advisory services to individuals and institutions. Established in 1999, NewBridge Partners had approximately $3.2 billion in assets under management as of December 31, 2001.


   An investment team provides investment advice for the CIF Growth Opportunities Fund.



14 Commonfund Institutional Funds

o Shaker Investments, LLC ("Shaker Investments"), located at One Chagrin Highlands, 2000 Auburn Drive, Suite 300, Cleveland, OH 44122, provides investment advisory services to corporations, public funds, Taft Hartley's and other institutional and high net worth investors. Established in 1991, Shaker Investments had approximately $2.3 billion in assets under management as of December 31, 2001.

   Edward Hemmelgarn serves as portfolio manager to the CIF Growth Opportunities Fund. Mr. Hemmelgarn is Chief Investment Officer of Shaker Investments and has been with the firm since its inception in 1991. He has over 10 years of investment experience.

o Turner Investment Partners, Inc. ("Turner"), located at 1235 Westlakes Drive, Suite 350, Berwyn, PA 19312, provides investment advisory services to corporations, public funds and other institutional investors. Established in 1990, Turner had approximately $9.2 billion in assets under management as of December 31, 2001.

   An investment team headed by Robert E. Turner, CFA, provides investment advice for the CIF Growth Opportunities Fund. Mr. Turner is the Chairman and Chief Investment Officer of Turner and has been with the firm since its inception in 1990. He has over 20 years of investment experience.


CIF VALUE OPPORTUNITIES FUND



o Harris Associates LP ("Harris Associates"), located at Two North LaSalle Street, Suite 500, Chicago, IL 60602, provides investment advisory services to individuals and institutions. Established in 1976, Harris Associates had approximately $21 billion in assets under management as of December 31, 2001.

   An investment team headed by Robert M. Levy and Edward S. Loeb provides investment advice for the CIF Value Opportunities Fund. Mr. Levy is Chairman, President and Chief Investment Officer and has been with Harris Associates since 1985. Mr. Levy has over 25 years of investment experience. Mr. Loeb joined Harris Associates in 1989 and is Director of the Harris Associates' Institutional Portfolio effort.



o NewSouth Capital Management, Inc. ("NewSouth"), located at 1000 Ridgeway Loop Road, Suite 233, Memphis, TN 38120, provides investment advisory services to corporations, public funds and other institutional investors. Established in 1985, NewSouth had approximately $2.36 billion in assets under management as of December 31, 2001.

   An investment team headed by P. Trowbridge Gillespie, Jr. and D. Stephen Morrow, CFA, provides investment advice for the CIF Value Opportunities Fund. Mr. Gillespie is the firm's President and was one of the founders of the firm in 1985. Mr. Gillespie has over 30 years of investment experience. Mr. Morrow is Executive Vice President at NewSouth and functions as Chief Investment Officer. Mr. Morrow is also one of NewSouth's founders. Mr. Morrow has over 22 years of investment experience.


                               Investment Sub-Advisers and Portfolio Managers 15

o Shapiro Capital Management Company, Inc. ("Shapiro Capital"), located at One Buckhead Plaza, Suite 650, 3060 Peachtree Rd. NW, Atlanta, GA 30305, provides investment advisory services to individual investment companies and other institutions. Established in 1989, Shapiro Capital had approximately $1.1 billion in assets under management as of December 31, 2001.

   An investment team led by Samuel R. Shapiro provides investment advice for the CIF Value Opportunities Fund. Mr. Shapiro is President and Chief Executive Officer of Shapiro Capital, and has been with the firm since its inception in December 1989. Mr. Shapiro has over 34 years of investment experience.


o Southeastern Asset Management Inc. ("Southeastern"), located at 6410 Poplar Avenue, Suite 900, Memphis, TN 38119, provides investment advisory services to corporations, endowments and foundations. Established in 1975, Southeastern had approximately $17 billion in assets under management as of December 31, 2001.

   An investment team of eight investment professionals provides investment advice for the CIF Value Opportunities Fund.



o Steinberg Priest Capital Management, LLC ("SPCM"), located at 12 East 49th Street, Suite 1202, New York, NY 10017, provides investment management services to corporations, public funds, foundations and endowments and high net worth individuals. Established in 1982, SPCM had approximately $1 billion in assets under management as of December 31, 2001.

   An investment team headed by Michael A. Steinberg provides investment advice for the CIF Value Opportunities Fund. Mr. Steinberg is a Managing Partner/ Portfolio Manager and founded the firm in 1982. Mr. Steinberg has over 30 years of investment experience.











16 Commonfund Institutional Funds

Purchasing and Redeeming Fund Shares

This section tells you how to purchase and redeem shares of a Fund.


INVESTING IN THE COMMONFUND INSTITUTIONAL FUNDS -- A SUMMARY:

In order to open a new account, you must complete and mail the New Account Application that you receive with this prospectus to:

     Commonfund Institutional Funds
     15 Old Danbury Road
     P.O. Box 812
     Wilton, CT 06897-0812

The minimum initial investment for each Fund is $1,000,000 for institutions and $1,000 for Eligible Individuals. The minimum subsequent investment is $1,000, except that no minimum applies to reinvestments from dividends and distributions. The minimum initial investment may be waived by the Investment Manager.

Once you are a shareholder of the Commonfund Institutional Funds you can do the following:

BY TELEPHONE -- Shareholders can purchase or redeem Fund shares by calling 1-888-TCF-FUND.

BY WIRE -- Shareholders can purchase Fund shares by wiring federal funds to:

     Investors Bank & Trust Company
     ABA #011001438
     Account #020103345

Further Credit: Fund name, shareholder name and shareholder account number must be specified. Please call in advance to let us know that you intend to make an investment.

PURCHASING SHARES

WHEN CAN YOU PURCHASE SHARES?

You may purchase shares of a Fund on any day that the New York Stock Exchange ("NYSE") and the Federal Reserve System are both open for business (a "Business Day").

To open an account:

Please send your completed New Account Application to Commonfund Institutional Funds, 15 Old Danbury Rd., P.O. Box 812, Wilton, CT 06897-0812. All investments must be made by wire.

Please call the Funds to let us know that you intend to make an investment. You will need to instruct your bank to wire federal funds to: Investors Bank & Trust


                                        Purchasing and Redeeming Fund Shares 17

Company; ABA #011001438; Account #020103345; Further Credit: Fund name, shareholder name and shareholder account number must be specified.


HOW ARE FUND SHARE PRICES CALCULATED?

The price per share (the offering price) will be the net asset value ("NAV") per share next determined after a Fund receives your purchase order in good order (defined below). Each Fund's NAV is calculated once each Business Day as of the regularly scheduled close of normal trading on the NYSE (normally, 4:00 p.m. Eastern time).


NET ASSET VALUE

NAV for one Fund share is the value of that share's portion of all of the net assets in the Fund. In calculating NAV, a Fund generally values its portfolio at market price. If market prices are unavailable or a Fund determines that they are unreliable, fair value prices may be determined in good faith using methods approved by the Board of Directors. In the event a Fund determines a price is unreliable, it may value the security at a price that is different from the market price. A Fund may hold portfolio securities that are listed on foreign exchanges. These securities may trade on weekends or other days when a Fund does not calculate its NAV. As a result, the value of these investments may change on days when you cannot purchase or sell shares.


ACCEPTANCE OF SUBSCRIPTIONS

In order for your purchase to be processed on the trade date, your order must be received in good order prior to the time a Fund determines its NAV. To be in good order, a Fund must receive funds by 3:00 p.m. Eastern time. A Fund may reject any purchase order if it is determined that accepting the order would not be in the best interests of the Fund or its shareholders.


PURCHASING ADDITIONAL SHARES

Current shareholders are eligible to purchase shares by phone by calling 1-888-TCF-FUND if they have requested that privilege by checking the appropriate box on the New Account Application.


PURCHASES BY ELIGIBLE INDIVIDUALS

Eligible Individuals may purchase shares by mail at the address of Commonfund Institutional Funds. The purchase price may be tendered by wire transfer as described in Investing in the Commonfund Institutional Funds -- Purchasing and Redeeming Fund Shares. The Funds do not accept checks or cash.


TELEPHONE TRANSACTIONS

Purchasing or redeeming Fund shares over the telephone is extremely convenient, but not without risk. Although the Funds have certain safeguards and procedures to confirm the identity of callers and the authenticity of instructions, the Funds are not responsible for any losses or costs incurred by following telephone instructions


18 Commonfund Institutional Funds
reasonably believed to be genuine. If you or your financial institution transact with the Funds by telephone, you will generally bear the risk of any loss.


REDEEMING SHARES

You may redeem your shares on any Business Day by contacting the Funds directly by mail or telephone. The redemption price of each share will be the NAV next determined after a Fund receives your request. Payments for redemption will be made by wire transfer to the account designated in your New Account Application or another account that has properly been designated with a signature guarantee.


SIGNATURE GUARANTEES

A signature guarantee is a widely accepted way to protect shareholders by verifying signatures. The signature(s) must be guaranteed by an acceptable financial institution such as a national or state bank, a trust company, a federal savings and loan association, a credit union or a broker-dealer that is a member of a national securities exchange. Notarization is not acceptable. Financial institutions that participate in one of the medallion signature programs must use the specific "Medallion Guaranteed" stamp.


METHODS FOR REDEEMING SHARES

BY MAIL -- If you wish to redeem shares of a Fund by mail, send a letter to Commonfund Institutional Funds with your name, Fund and account number and the amount of your request. All letters must be signed by the owner(s) of the account. In certain circumstances, additional documentation may be required. You may obtain additional details by phoning 1-888-TCF-FUND.

BY TELEPHONE -- When filling out your New Account Application, you are given the opportunity to establish telephone redemption privileges.

SYSTEMATIC WITHDRAWAL PLAN -- You may arrange monthly, quarterly, semi-annual or annual automatic withdrawals (redemptions) from your account.

REDEMPTIONS IN KIND -- The Funds generally pay redemption proceeds in cash. However, under unusual conditions that make the payment of cash unwise (and for the protection of a Fund's remaining shareholders), a Fund might pay all or part of your redemption proceeds in liquid securities with a market value equal to the redemption price (redemption in kind). In the highly unlikely event that your shares are redeemed in kind, you will have to pay transaction costs to sell the securities distributed to you. In addition, the securities will be subject to market risks until you sell them.

SUSPENSION OF YOUR RIGHT TO REDEEM SHARES -- A Fund may suspend your right to redeem shares if the NYSE restricts trading, the SEC declares an emergency or for such other periods as the SEC may by order permit.

INVOLUNTARY SALE OF YOUR SHARES -- If your account balance drops below the required minimum of $1,000,000 for institutions or $1,000 for Eligible Individuals as a result of shareholder redemptions, a Fund may redeem your shares. You will

                                         Purchasing and Redeeming Fund Shares 19
always be given at least 60 days' written notice to give you time to add to your account and avoid redemption of your shares.


RECEIVING YOUR MONEY

Normally, a Fund will send your redemption proceeds the next Business Day after it receives your request. In unusual circumstances, it may take up to seven days. Proceeds will be wired to your properly designated account at a financial institution.


Distribution of Fund Shares

Commonfund Securities, Inc. is the distributor of the Funds and receives no compensation from the Funds for that service.


Dividends, Distributions and Taxes

DIVIDENDS AND DISTRIBUTIONS

The Funds declare and pay dividends quarterly. The Funds make distributions of capital gains, if any, at least annually.

Shareholders will receive dividends and distributions in the form of additional shares. Dividends generally are not paid in cash.


TAXES

Each Fund is managed without regard to tax consequences to shareholders. Shareholders seeking to finance tax obligations may need to redeem shares.

Each Fund will distribute substantially all of its net investment income and realized capital gains, if any. The dividends and distributions you receive may be subject to federal, state and local taxation, depending upon your tax situation. This is true whether or not such dividends or distributions are received in cash or are reinvested in additional shares of a Fund. Capital gains distributions may be taxable at different rates depending on the length of time a Fund holds its portfolio securities. EACH SALE OR EXCHANGE OF FUND SHARES IS A TAXABLE EVENT.

This summary is based on current tax laws, which may change.


MORE INFORMATION ABOUT TAXES IS IN THE SAI.

20 Commonfund Institutional Funds

                      [THE PAGE INTENTIONALLY LEFT BLANK]

COMMONFUND INSTITUTIONAL FUNDS

INVESTMENT MANAGER                              LEGAL COUNSEL
Commonfund Asset                                Morgan, Lewis & Bockius LLP
Management Company, Inc.                        1701 Market Street
                                                Philadelphia, PA 19103
DISTRIBUTOR
Commonfund Securities, Inc.


More information about Commonfund Institutional Funds is available without charge through the following:


STATEMENT OF ADDITIONAL INFORMATION ("SAI")

The SAI dated July 1, 2002 includes more detailed information about Commonfund Institutional Funds. The SAI is on file with the SEC and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus. Additional information about the Funds' investments is available in the Funds' annual and semi-annual reports to shareholders. In the Funds' annual report you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during the last fiscal year.


TO OBTAIN MORE INFORMATION ABOUT THE FUNDS:

BY TELEPHONE: Call 1-888-TCF-FUND

BY MAIL: Write to

     Commonfund Institutional Funds
     15 Old Danbury Road
     P.O. Box 812
     Wilton, CT 06897-0812

BY INTERNET: http://www.commonfund.org

FROM THE SEC: You can also obtain the SAI or the Annual or Semi-Annual Reports, as well as other information about Commonfund Institutional Funds, from the EDGAR Database on the SEC's website ("http://www.sec.gov"). You may review and copy documents at the SEC Public Reference Room in Washington, DC (for information on the operation of the Public Reference Room, call 202-942-8090). You may request documents by mail from the SEC, upon payment of a duplicating fee, by writing to: Securities and Exchange Commission, Public Reference Section, Washington, DC 20549-0102. You may also obtain this information, upon payment of a duplicating fee, by e-mailing the SEC at the following address: publicinfo@sec.gov.

The Company's Investment Company Act registration number is 811-9555.

     PRELIMINARY STATEMENT OF ADDITIONAL INFORMATION DATED APRIL 12, 2002
                            SUBJECT TO COMPLETION


                         COMMONFUND INSTITUTIONAL FUNDS

                          CIF GROWTH OPPORTUNITIES FUND
                          CIF VALUE OPPORTUNITIES FUND

                               INVESTMENT MANAGER
                    COMMONFUND ASSET MANAGEMENT COMPANY, INC.

                             INVESTMENT SUB-ADVISERS
                      ARTISAN PARTNERS LIMITED PARTNERSHIP
                      DUNCAN-HURST CAPITAL MANAGEMENT INC.
                              GOLDMAN, SACHS & CO.
                              HARRIS ASSOCIATES LP
                             NEWBRIDGE PARTNERS, LLC
                        NEWSOUTH CAPITAL MANAGEMENT, INC.
                             SHAKER INVESTMENTS, LLC
                    SHAPIRO CAPITAL MANAGEMENT COMPANY, INC.
                       SOUTHEASTERN ASSET MANAGEMENT INC.
                    STEINBERG PRIEST CAPITAL MANAGEMENT, LLC
                        TURNER INVESTMENT PARTNERS, INC.

                                   DISTRIBUTOR
                           COMMONFUND SECURITIES, INC.


This Statement of Additional Information ("SAI") is not a prospectus and relates only to the CIF Growth Opportunities and CIF Value Opportunities Funds (each a "Fund" and collectively the "Funds"). The SAI is intended to provide additional information regarding the activities and operations of the Commonfund Institutional Funds (the "Company") and should be read in conjunction with the Funds' prospectus dated April 12, 2002. The prospectus may be obtained without charge by calling 1-888-TCF-FUND.

April 12, 2002



The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exhange Commission is effective. This prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

                                TABLE OF CONTENTS


THE COMPANY...............................................................   3

INVESTMENT OBJECTIVES AND POLICIES........................................   3

DESCRIPTION OF PERMITTED INVESTMENTS AND RISK FACTORS.....................   5

INVESTMENT LIMITATIONS....................................................  13

THE INVESTMENT MANAGER....................................................  15

FUND ADMINISTRATION.......................................................  17

CUSTODIAN.................................................................  18

EXPERTS ..................................................................  18

LEGAL COUNSEL.............................................................  18

DISTRIBUTION..............................................................  18

DIRECTORS AND OFFICERS OF THE COMPANY.....................................  19

COMPUTATION OF YIELD AND TOTAL RETURN, PERFORMANCE COMPARISONS............  22

PURCHASE AND REDEMPTION OF SHARES.........................................  23

DETERMINATION OF NET ASSET VALUE..........................................  23

TAXES ....................................................................  24

PORTFOLIO TRANSACTIONS....................................................  26

CODE OF ETHICS............................................................  26

VOTING ...................................................................  27

DESCRIPTION OF SHARES.....................................................  27

APPENDIX ................................................................. A-1

THE COMPANY

This SAI is not a prospectus and relates only to the CIF Growth Opportunities Fund and CIF Value Opportunities Fund (each a "Fund" and collectively the "Funds"). Each Fund is a separate series of Commonfund Institutional Funds (the "Company"), an open-end management investment company established as a Delaware business trust under an Agreement and Declaration of Trust dated August 7, 1999. The Agreement and Declaration of Trust permits the Company to offer separate series of units of beneficial interest ("shares"), and separate classes of shares within the Funds. Each Fund share represents an equal proportionate interest in its respective Fund.


INVESTMENT OBJECTIVES AND POLICIES

Each Fund may invest in various instruments or utilize varying strategies to achieve its investment objective. The permissible instruments or strategies for each Fund are described below. There can be no assurance that the Funds will achieve their investment objectives.

CIF GROWTH OPPORTUNITIES FUND - The Fund seeks to provide long term capital appreciation.

The CIF Growth Opportunities Fund invests primarily in growth oriented equity securities of U.S. companies. The Fund is designed to add value primarily through stock, sector or style selection with volatility greater than that of its benchmark index, the S&P 500 Index.

The Fund seeks to achieve its objective by emphasizing investment in companies that the Sub-Advisers believe have accelerating earnings growth, dominant market share in growing industries, positive changes in analysts' expectations or better than anticipated earnings reports. In selecting securities for the Fund, the Sub-Advisers utilize bottom-up selection processes without limitation to market capitalization, sector weight, or scope or measure of prospective growth. Sector and industry allocations are primarily a by-product of the selection process. The Fund anticipates its sector weights to be concentrated around growth sectors, such as technology, health care and consumer sectors. The Fund may use derivative instruments for both hedging and non-hedging purposes.

Please consult the text under the following captions in the "Description of Permitted Investments and Risk Factors" section to review features of various instruments in which the Fund may invest and of various investment strategies that may be used by the Fund:

------------------------------------------------------------------------------------------
Borrowing                       Common Stocks                  Convertible Securities

------------------------------------------------------------------------------------------
Depositary Receipts             Derivatives                    Foreign Securities

------------------------------------------------------------------------------------------
Futures Contracts and           Investment Company Securities  Money Market Instruments
Options on Futures Contracts
------------------------------------------------------------------------------------------
Options                         Portfolio Turnover             Preferred Stocks

------------------------------------------------------------------------------------------
Repurchase Agreements           Restricted Securities          Rights

------------------------------------------------------------------------------------------
Temporary Investments           U.S. Government Securities     Warrants
------------------------------------------------------------------------------------------

CIF VALUE OPPORTUNITIES FUND - The Fund seeks to provide long-term capital appreciation.

The CIF Value Opportunities Fund invests primarily in value oriented equity securities of U.S. companies. The Fund is designed to add value primarily through stock, sector or style selection, and to exhibit volatility similar to that of its benchmark index, the S&P 500 Index.

The Fund seeks to achieve its objective by emphasizing investment in a portfolio of securities that the Sub-Advisers believe sell at a substantial discount to cash flow, earnings or intrinsic value. The Fund anticipates having a low turnover due to its longer term investment horizon. In selecting securities for the Fund, the Sub-Advisers utilize bottom-up selection processes without limitation to market capitalization, sector weight, or scope. The Fund may use derivative instruments for both hedging and non-hedging purposes.

Please consult the text under the following captions in the "Description of Permitted Investments and Risk Factors" section to review features of various instruments in which the Fund may invest and of various investment strategies that may be used by the Fund:

-----------------------------------------------------------------------------------------------------
Borrowing                       Common Stocks                  Convertible Securities

-----------------------------------------------------------------------------------------------------
Depositary Receipts             Derivatives                    Foreign Securities

-----------------------------------------------------------------------------------------------------
Futures Contracts and           Investment Company Securities  Money Market Instruments
Options on Futures Contracts
-----------------------------------------------------------------------------------------------------
Options                         Portfolio Turnover             Preferred Stocks

-----------------------------------------------------------------------------------------------------
Repurchase Agreements           Restricted Securities          Rights

-----------------------------------------------------------------------------------------------------
Temporary Investments           U.S. Government Securities     Warrants
-----------------------------------------------------------------------------------------------------

DESCRIPTION OF PERMITTED INVESTMENTS AND RISK FACTORS

BORROWING

Borrowing may exaggerate changes in the net asset value of a Fund's shares and the return on a Fund's portfolio. Although the principal amount of any borrowing will be fixed, a Fund's assets may change in value during the time the borrowing is outstanding. A Fund may then be required to segregate liquid assets in an amount sufficient to meet its obligations in connection with such borrowings. Under certain circumstances, a Fund could be required to liquidate portfolio securities at a time when it would be disadvantageous to do so in order to repay outstanding borrowing.

COMMON STOCKS

Common Stocks represent an ownership interest in a corporation, entitling the stockholder to voting rights and receipt of dividends paid based on proportionate ownership.

CONVERTIBLE SECURITIES

Convertible Securities are securities that may be exchanged under certain circumstances for shares of common stock or other equity securities. Convertible Securities generally contains one or more features of some other type of security, such as a fixed income security or preferred stock, so that, for example, a convertible fixed income security would be a fixed income security that is convertible into common stock. Convertible Securities may be viewed as an investment in the current security or the security into which the convertible securities may be exchanged and, therefore, are included in both the definition of equity security and fixed income security.

DEPOSITARY RECEIPTS

Depositary Receipts represent an ownership interest in securities of foreign companies (an "underlying issuer") that are deposited with a depositary. Depositary Receipts are not necessarily denominated in the same currency as the underlying securities. Depositary Receipts include American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and other types of Depositary Receipts (which, together with ADRs and GDRs, are hereinafter collectively referred to as "Depositary Receipts"). ADRs are dollar-denominated Depositary Receipts typically issued by a U.S. financial institution which evidence an ownership interest in a security or pool of securities issued by a foreign issuer. ADRs are listed and traded in the United States. GDRs and other types of Depositary Receipts are typically issued by foreign banks or trust companies, although they also may be issued by U.S. financial institutions, and evidence ownership interests in a security or pool of securities issued by either a foreign or a U.S. corporation. Generally, Depositary Receipts in registered form are designed for use in the U.S. securities market and Depositary Receipts in bearer form are designed for use in securities markets outside the United States.

Depositary Receipts may be "sponsored" or "unsponsored." Sponsored Depositary Receipts are established jointly by a depositary and the underlying issuer, whereas unsponsored Depositary Receipts may be established by a depositary without participation by the underlying issuer. Holders of unsponsored Depositary Receipts generally bear all the costs associated with establishing unsponsored Depositary Receipts. In addition, the issuers of the securities underlying unsponsored Depositary Receipts are not obligated to disclose material information in the United States and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the Depositary Receipts. For purposes of a Fund's investment policies, the Fund's investments in Depositary Receipts will be deemed to be an investment in the underlying securities, except that ADRs may be deemed to be issued by a U.S. issuer.


DERIVATIVES

Derivatives are instruments that derive their value from other securities, baskets of securities, financial instruments or indices (for each derivative instrument, this is sometimes referred to as the "underlying"). One category of derivatives ("Derivative Instruments") are instruments such as futures contracts, options, forward contracts, and swaps. Derivative Instruments are used to establish market positions without transacting in the securities by which their value is measured. Derivative Instruments often are used to adjust the risk characteristics of a portfolio of securities investments. A second category of derivatives ("Derivative Securities") are securities that carry rights to other securities, such as, for example, a security convertible into some other security. The following are Derivative Instruments: financial futures, options (e.g., puts and calls) on financial futures, options on securities, and swap agreements. The following are Derivative Securities: convertible securities, certain mortgage-backed securities (e.g., CMOs), when-issued securities, floating and variable rate securities and "stripped" U.S. Treasury securities (e.g., STRIPs). See elsewhere in the "Description of Permitted Investments" for discussions of these various derivative securities.

Derivatives can be volatile instruments and involve certain risks that could negatively impact a Fund's return. These risks include the following: (1) the success of a hedging strategy may depend on an ability to predict movements in the prices of the individual underlying, fluctuations in markets and movements in interest rates; (2) there may be an imperfect or no correlation between the changes in market value of the underlying and the price; (3) there may not be a liquid secondary market for a Derivative; (4) trading restrictions or limitations may be imposed by an exchange; and (5) government regulations may restrict trading in Derivatives.

FOREIGN SECURITIES

Investing in Foreign Securities involves certain considerations which are not typically associated with investing in the equity securities or fixed income securities of U.S. issuers. Foreign issuers are not generally subject to accounting, auditing and financial reporting standards comparable to those in the United States. As a result, there may be less information available about foreign issuers than about domestic issuers. Securities of some foreign issuers are often less liquid and more volatile than securities of comparable domestic issuers. There is generally less government supervision and regulation of stock exchanges, brokers and listed issuers than in the United States. Foreign securities trading markets often offer less liquidity and greater price volatility than United States markets and at times reflect the consequences of government intervention. In addition, with respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, political and social instability, or diplomatic developments which could affect U.S. investments in those countries. The costs of investing in foreign countries frequently is higher than the costs of investing in the United States. Although Sub-Advisers can be expected to seek favorable execution costs in portfolio transactions, fixed commissions on many foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges.

The foregoing types of risk are often accentuated in "emerging" or less developed countries.

Investments in securities of foreign issuers generally are denominated in foreign currencies. Accordingly, the value of a Fund's assets, as measured in U.S. dollars may be affected favorably or unfavorably by changes in currency exchange rates and in exchange control regulations. A Fund may incur costs in connection with conversions between various currencies. Certain foreign governments levy withholding or other taxes on dividend and interest income. Although in some countries a portion of these taxes are recoverable, the non-recovered portion of foreign withholding taxes will reduce the income received from investments in such countries. The Funds may be able to claim a credit for U.S. tax purposes with respect to any such foreign taxes.

The Investment Manager considers an issuer to be from a particular country if
(i) its principal securities trading market is in that country; (ii) alone or on a consolidated basis it derives 50% or more of its annual revenue from either goods produced, sales made or services performed in that country; or (iii) it is organized under the laws of, or has a principal office in that country. By applying these tests, it is possible that a particular issuer could be deemed to be from more than one country.

Foreign Currency Transactions: The U.S. dollar value of the assets of the Funds, to the extent they invest in securities denominated in foreign currencies, may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and the Funds may incur costs in connection with conversions between various currencies. The Funds may conduct their foreign currency exchange transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market. The Funds also may manage their foreign currency transactions by entering into foreign currency forward contracts to purchase or sell foreign currencies or by using other instruments and techniques described under "Derivatives" above.

Under normal circumstances, consideration of the prospect for changes in the values of currency will be incorporated into the long-term investment decisions made with regard to overall diversification strategies. However, the Investment Manager believes that it is important to have the flexibility to use such derivative products when Sub-Advisers determine that it is in the best interests of a Fund. It may not be practicable to hedge foreign currency risk in all markets, particularly emerging markets.

Foreign currency warrants: Foreign currency warrants entitle the holder to receive from the issuer an amount of cash (generally, for warrants issued in the U.S., in U.S. dollars) which is calculated pursuant to a predetermined formula and based on the exchange rate between a specified foreign currency and the U.S. dollar as of the exercise date of the warrant. Foreign currency warrants generally are exercisable upon their issuance and expire as of a specified date and time.

Foreign currency warrants have been issued in connection with U.S. dollar-denominated debt offerings by major corporate issuers in an attempt to reduce the foreign currency exchange risk which, from the point of view of prospective purchasers of the securities, is inherent in the international fixed-income marketplace. Foreign currency warrants may tend to reduce the foreign exchange risk assumed by purchasers of a security by, for example, providing for a supplemental payment in the event that the U.S. dollar depreciates against the value of a major foreign currency such as the Japanese Yen or the Euro. The formula used to determine the amount payable upon exercise of a foreign currency warrant may make the warrant worthless unless the applicable foreign currency exchange rate moves in a particular direction (e.g., unless the U.S. dollar appreciates or depreciates against the particular foreign currency to which the warrant is linked or indexed). Foreign currency warrants are severable from the debt obligations with which they may be offered, and may be listed on exchanges.

Foreign currency warrants may be exercisable only in certain minimum amounts, and an investor wishing to exercise warrants who possesses less than the minimum number required for exercise may be required either to sell the warrants or to purchase additional warrants, thereby incurring additional transaction costs. In the case of any exercise of warrants, there may be a delay between the time a holder of warrants gives instructions to exercise and the time the exchange rate relating to exercise is determined, during which time the exchange rate could change significantly, thereby affecting both the market and cash settlement values of the warrants being exercised. The expiration date of the warrants may be accelerated if the warrants should be delisted from an exchange or if their trading should be suspended permanently, which would result in the loss of any remaining "time value" of the warrants (i.e., the difference between the current market value and the exercise value of the warrants), and, in the case where the warrants were "out-of-the-money," in a total loss of the purchase price of the warrants.

Foreign currency warrants are generally unsecured obligations of their issuers and are not standardized foreign currency options issued by the Options Clearing Corporation ("OCC"). Unlike foreign currency options issued by the OCC, the terms of foreign exchange warrants generally will not be amended in the event of governmental or regulatory actions affecting exchange rates or in the event of the imposition of other regulatory controls affecting the international currency markets. The initial public offering price of foreign currency warrants is generally considerably in excess of the price that a commercial user of foreign currencies might pay in the interbank market for a comparable option involving significantly larger amounts of foreign currencies. Foreign currency warrants are subject to complex political or economic factors.

Principal exchange rate linked securities. Principal exchange rate linked securities are debt obligations the principal on which is payable at maturity in an amount that may vary based on the exchange rate between the U.S. dollar and a particular foreign currency at or about that time. The return on "standard" principal exchange rate linked securities is enhanced if the foreign currency to which the security is linked appreciates against the U.S. dollar, and is adversely affected by increases in the foreign exchange value of the U.S. dollar; "reverse" principal exchange rate linked securities are like the "standard" securities, except that their return is enhanced by increases in the value of the U.S. dollar and adversely impacted by increases in the value of foreign currency. Interest payments on the securities are generally made in U.S. dollars at rates that reflect the degree of foreign currency risk assumed or given up by the purchaser of the notes (i.e., at relatively higher interest rates if the purchaser has assumed some foreign currency risk).

Brady Bonds: Brady Bonds are fixed income securities that are created through the exchange of existing commercial bank loans to foreign entities for new obligations in connection with debt restructuring under a plan introduced by Nicholas F. Brady when he was the U.S. Secretary of the Treasury. They may be collateralized or uncollateralized and issued in various currencies (although most are U.S. dollar-denominated) and they are actively traded in the over-the-counter secondary market. The Funds will invest in Brady Bonds only if they are consistent with the Fund's quality specifications. However, Brady Bonds should be viewed as speculative in light of the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds.

Investment Funds or Intermediaries: Some emerging market countries have laws and regulations that currently preclude direct investment or make it undesirable to invest directly in the securities of their companies. However, indirect investment in the securities of companies listed and traded on the stock exchanges in these countries is permitted by certain emerging market countries through Investment Funds or other intermediary companies that have been specifically authorized. The Funds may invest in these Investment Funds subject to the provisions of the Investment Company Act of 1940, as amended (the "1940 Act"), as applicable, and other applicable laws. An investment in an intermediary is not an investment in the securities held by the intermediary and is subject to the risks of the business of the intermediary.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

Futures Contracts provide for the future sale or purchase by a party of a specified amount of a specific underlying instrument at a specified future time and at a specified price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. A Fund may use Futures Contracts and related options for bona fide hedging purposes, to offset changes in the value of securities held or expected to be acquired or be disposed of, to minimize fluctuations in foreign currencies, or to gain exposure to a particular market or instrument. If a Fund does use Futures Contracts, it will seek to minimize the risk that it will be unable to close out a futures contract by only entering into Futures Contracts which are traded on recognized futures exchanges.

No price is paid upon entering into Futures Contracts. Instead, a Fund is required to deposit an amount of cash or U.S. Treasury securities known as "initial margin." Subsequent payments, called "variation margin," to and from the broker, would be made on a daily basis as the value of the futures position varies (a process known as "marking to market"). The margin is in the nature of a performance bond or good-faith deposit on a Futures Contract.

A Fund may enter into Futures Contracts and options on Futures Contracts traded on an exchange regulated by the Commodities Futures Trading Commission ("CFTC"), as long as, to the extent that such transactions are not for "bona fide" hedging purposes or risk management, the aggregate initial margin and premiums on such positions (excluding the amount by which such options are in the money) do not exceed 5% of the Fund's net assets. The Fund may buy and sell Futures Contracts and related options to manage its exposure to changing interest rates and securities prices. Some strategies reduce the Fund's exposure to price fluctuations, while others tend to increase its market exposure.

ILLIQUID SECURITIES

Illiquid Securities are securities that cannot be disposed of within seven business days at approximately the price at which they are being carried on its Fund's books. Illiquid Securities include demand instruments with demand notice periods exceeding seven days, securities for which there is no active secondary market, and Repurchase Agreements with maturities over seven days in length. Each Fund will limit its investments in illiquid securities to 15% of its net assets.

INVESTMENT COMPANY SECURITIES

Investment Company Securities are securities of other open-end or closed-end investment companies. The 1940 Act, generally prohibits an investment company from acquiring more than 3% of the outstanding voting shares of an investment company and limits such investments to no more than 5% of the Fund's total assets in any one investment company and no more than 10% in any combination of investment companies. A Fund may invest in Investment Company Securities of investment companies managed by the Investment Manager or its affiliates to the extent permitted under the 1940 Act or as otherwise authorized by any regulation or order of the Securities and Exchange Commission ("SEC"). The Company has obtained an order from the SEC to permit the Funds to invest their uninvested cash and cash collateral from securities lending activities in one or more affiliated money market funds and/or certain short term bond funds in excess of the limits of Section 12 of the 1940 Act. To the extent a Fund invests a portion of its assets in Investment Company Securities, those assets will be subject to the risks of the purchased investment company's portfolio securities. The Fund also will bear its proportionate share of the expenses of the purchased investment company in addition to its own expenses.

MONEY MARKET INSTRUMENTS

Money Market Instruments are high quality short-term fixed income securities. Money Market Instruments may include obligations of governments, government agencies, banks, corporations and special purpose entities and Repurchase Agreements relating to these obligations. Certain Money Market Instruments may be denominated in a foreign currency.

OPTIONS

Options give the holder of the option the right to buy or sell an underlying at an agreed price, while obligating the writer of the option to buy or sell at the agreed price if exercised by the buyer. A put option gives the purchaser of the option the right to sell, and the writer of the option the obligation to buy, the underlying security at any time during the option period. A call option gives the purchaser of the option the right to buy, and the writer of the option the obligation to sell, the underlying security at any time during the option period. The premium paid to the writer is the consideration for undertaking the obligations under the option contract. The initial purchase (sale) of an option contract is an "opening transaction." The writer of an option may close out an option position that it has written, by entering into a "closing transaction," which is simply the purchase of an option contract on the same security with the same exercise price and expiration date as the option contract originally opened. If the writer is unable to effect a closing transaction, it will be obligated to honor the option until the option expires or it delivers the underlying upon exercise. When a Fund writes an option, it will "cover" its obligation by holding the underlying (in the case of a call option) or segregating or earmarking cash (in the case of a put option) needed to satisfy its obligation until it enters into a closing transaction, the option expires, or the Fund delivers the underlying security upon exercise by the option holder.

A Fund may purchase put and call options to protect against declines in the market values of the securities in its portfolio, or in anticipation of movements in the market values of securities subject to the option. When a Fund purchases put and call options it pays a premium. If price movements in the underlying securities are such that exercise of the option would not be profitable, the Fund's loss will equal the amount of the premium. In the case of a put option, where a Fund already holds the underlying security, the loss of the premium may be offset by an increase in the value of the security. In the case of a call option, where a Fund acquires the underlying security in a separate transaction, the loss of the premium may be offset by a decrease in the cost of acquisition of the security.

A Fund may write covered call and put options as a means of increasing the yield on its portfolio. When a Fund writes an option, if the underlying securities do not increase or decrease to a price that would make the exercise of the option by the option holder profitable, the holder generally will allow the option to expire without being exercised. In such a situation, the Fund will have realized as profit the premium received for writing the option. When a call option written by a Fund is exercised, the Fund will be required to sell the underlying securities to the option holder at the strike price. This price generally will be lower than the price the Fund could have received if it sold the underlying at the market price. When a put option written by a Fund is exercised, the Fund will be required to purchase the underlying securities from the option holder at the strike price. This price generally will be higher than the price the Fund would have paid if it bought the underlying at the market price.

The Funds may purchase and write options on an exchange or over the counter. Over the counter options ("OTC options") differ from exchange-traded options in several respects. They are transacted directly with dealers and not with a clearing corporation, and therefore entail the risk of non-performance by the counterparty. OTC options are available for a greater variety of securities and for a wider range of expiration dates and exercise prices than are available for exchange-traded options. Because OTC options are not traded on an exchange, pricing normally is determined by reference to information provided by a market maker. OTC options generally are considered to be illiquid.

Risk Factors: Risks associated with options transactions include: (1) the success of a hedging strategy may depend on an ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; (2) there may be an imperfect correlation between the movement in prices of options and the securities underlying them; (3) there may not be a liquid secondary market for options.

PORTFOLIO TURNOVER

The Investment Manager uses a multimanager approach for each Fund. As a result, one manager may purchase certain securities at the same time another manager sells these securities resulting in duplicative transaction costs. The annual portfolio turnover rate may be in excess of 100%. Higher portfolio turnover may result in higher transaction costs, including brokerage costs and taxable gains being passed through to all shareholders. Distributions of taxable gains generally will affect only taxable shareholders.

PREFERRED STOCKS

Preferred Stocks are securities that evidence ownership in a corporation and pay a fixed or variable stream of dividends. Preferred Stocks have a preference over Common Stocks in the event of the liquidation of an issuer and usually do not carry voting rights. Because Preferred Stocks pay a fixed or variable stream of dividends, they have many of the characteristics of a Fixed Income Security and are, therefore, included in both the definition of Equity Security and Fixed Income Security.

REPURCHASE AGREEMENTS

Repurchase Agreements are agreements by which a Fund obtains a security in exchange for cash and simultaneously commits to return the security to the seller (typically, a member bank of the Federal

Reserve System or primary securities dealer as recognized by the Federal Reserve Bank of New York) at an agreed upon price (including principal and interest) on an agreed upon date within a number of days (usually not more than seven) from the date of purchase. The resale price reflects the purchase price plus an agreed upon market rate of interest, which is unrelated to the coupon rate or maturity of the underlying security. A Repurchase Agreement involves the obligation of the seller to pay the agreed upon price, which obligation is, in effect, secured by the value of the underlying security.

Repurchase Agreements are considered to be loans by a Fund for purposes of its investment limitations. The Repurchase Agreements entered into by a Fund will provide that the underlying security at all times shall have a value at least equal to the resale price stated in the agreement. Under all Repurchase Agreements entered into by a Fund, the Company's Custodian or its agent must take possession of the underlying collateral. However, if the seller defaults, the investing Fund could realize a loss on the sale of the underlying security to the extent that the proceeds of sale, including accrued interest, are less than the resale price provided in the agreement including interest. In addition, even though the Bankruptcy Code provides protection for most Repurchase Agreements, if the seller should be involved in bankruptcy or insolvency proceedings, the Fund may experience delays and incur costs in selling the underlying security, or may suffer a loss of principal and interest if the Fund is treated as an unsecured creditor and is required to return the underlying security to the seller's estate.

RESTRICTED SECURITIES

Restricted securities are securities that may not be sold freely to the public absent registration under the Securities Act of 1933, as amended (the "1933 Act") or an exemption from registration. Section 4(2) commercial paper is issued in reliance on an exemption from registration under Section 4(2) of the 1933 Act and is generally sold to institutional investors who purchase for investment. Any resale of such commercial paper must be in an exempt transaction, usually to an institutional investor through the issuer or investment dealers who make a market in such commercial paper.

Rule 144A securities are securities exempt from registration on resale pursuant to Rule 144A under the 1933 Act. Rule 144A securities are traded in the institutional market pursuant to this registration exemption, and, as a result, may not be as liquid as exchange-traded securities since they may only be resold to certain qualified institutional investors. Due to the relatively limited size of this institutional market, these securities may affect a Fund's liquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing such securities. Nevertheless, Section 4(2) commercial paper and Rule 144A securities may be treated as liquid securities pursuant to guidelines adopted by the Company's Board of Directors.

RIGHTS

Rights represent the right, but not the obligation, for a fixed period of time to purchase additional shares of an issuer's Common Stock at the time of a new issuance, usually at a price below the initial offering price of the Common Stock and before the Common Stock is offered to the general public. Rights are usually freely transferable. The risk of investing in a Right is that the Right may expire prior to the market value of the Common Stock exceeding the price fixed by the Right.

TEMPORARY INVESTMENTS


When the Sub-Advisers believe that changes in economic, financial or political conditions make it advisable, each Fund may invest up to 100% of its assets in cash and certain short- and medium-term fixed income securities for temporary defensive purposes. These Temporary Investments may consist of obligations of the U.S. or foreign governments, their agencies or instrumentalities; Money Market Instruments; and instruments issued by international development agencies.

U.S. GOVERNMENT SECURITIES

U.S. Government Securities include obligations that are issued by the U.S. Treasury, and obligations issued or guaranteed by agencies or instrumentalities of the U.S. Government. Repayment of principal and interest of U.S. Treasury securities is guaranteed by the full faith and credit of the U.S. Government. Repayment of principal and interest on certain obligations of U.S. Government agencies or instrumentalities is guaranteed by the U.S. Government (e.g., GNMA securities). Repayment of principal and interest for others are supported by the right of the issuer to borrow from the U.S. Treasury (e.g., Federal Farm Credit Bank securities), while certain other obligations are supported only by the creditworthiness of the issuer (e.g., Fannie Mae securities). Prices of a Fund's investments in U.S. Government Securities will still go up and down in response to changes in interest rates and other market forces.

WARRANTS

Warrants give holders the right, but not the obligation, to buy common stock of an issuer at a given price, usually higher than the market price at the time of issuance, during a specific period. Warrants are usually freely transferable. The risk of investing in a Warrant is that the Warrant may expire prior to the market value of the common stock exceeding the price fixed by the Warrant.


INVESTMENT LIMITATIONS

FUNDAMENTAL POLICIES

The following investment limitations are fundamental policies of the Funds which cannot be changed with respect to the Funds without the consent of the holders of a majority of the Funds' outstanding shares. The term "majority of the outstanding shares" means the vote of (i) 67% or more of the Funds' shares present at a meeting, if more than 50% of the outstanding shares of the Funds are present or represented by proxy, or (ii) more than 50% of the Funds' outstanding shares, whichever is less.

The Funds may not:

1. Purchase securities of any issuer (except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities and repurchase agreements involving such securities) if, as a result,
         (i) more than 5% of the total assets of a Fund would be invested in the securities of such issuer; or (ii) acquire more than 10% of the outstanding voting securities of any one issuer. This restriction applies to 75% of a Fund's total assets.

2. Purchase any securities which would cause 25% or more of the total assets of a Fund to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that this limitation does not apply to investments in obligations issued or guaranteed by the U.S. Government or its agencies and instrumentalities and repurchase agreements involving such securities.

3. Borrow money in an amount exceeding 33 1/3% of the value of its total assets, provided that, for purposes of this limitation, investment strategies which either obligate a Fund to purchase securities or require the Fund to segregate assets are not considered to be borrowings.

4. Make loans if, as a result, more than 33 1/3% of its total assets would be lent to other parties, except that a Fund may, without regard to this limitation (i) purchase or hold debt instruments in accordance with its investment objective and policies; (ii) enter into repurchase agreements; and (iii) lend its securities.

5. Purchase or sell real estate, physical commodities, or commodities contracts, except that a Fund may purchase (i) marketable securities issued by companies which own or invest in real estate (including real estate investment trusts), commodities, or commodities contracts; and
         (ii) commodities contracts relating to financial instruments, such as financial futures contracts and options on such contracts.

6. Issue senior securities (as defined in 1940 Act) except as permitted by rule, regulation or order of the SEC.

7. Act as an underwriter of securities of other issuers, except as it may be deemed an underwriter in selling a portfolio security.

The foregoing percentages (except with respect to the limitation on borrowing) will apply at the time of the purchase of a security and shall not be considered violated unless an excess or deficiency occurs immediately after or as a result of a purchase of such security. For the purposes of fundamental restriction number 2, finance companies are not considered a single industry, but are grouped instead according to their services.

NON-FUNDAMENTAL POLICIES

The following investment limitations are non-fundamental policies of the Funds and may be changed with respect to the Funds by the Board of Directors.

The Funds may not:

1. Pledge, mortgage or hypothecate assets, except to secure borrowings permitted by the Fund's fundamental limitation on borrowing. A transfer of assets under a repurchase agreement is not considered a pledge or hypothecation subject to this restriction.

2.       Invest in companies for the purpose of exercising control.

3. Purchase securities on margin or effect short sales, except that the Fund may (i) obtain short-term credits as necessary for the clearance of security transactions; (ii) provide initial and variation margin payments in connection with transactions involving futures contracts and options on such contracts; and (iii) make short sales "against the box" or in compliance with the SEC's position regarding the asset segregation requirements imposed by Section 18 of the 1940 Act.

4. Invest its assets in securities of any investment company except as permitted by the 1940 Act, or any regulation or order of the SEC.*

5. Purchase or hold illiquid securities (i.e., securities that cannot be disposed of for their approximate carrying value in seven days or less) if, in the aggregate, more than 15% of its net assets would be invested in illiquid securities. Unregistered securities sold in reliance on the exemption from registration in Section 4(2) of the 1933 Act and securities exempt from registration on re-sale pursuant to Rule 144A of the 1933 Act may be treated as liquid securities under procedures adopted by the Board of Directors.

6. Borrow money, except for temporary or emergency circumstances in amounts not to exceed 5% of a Fund's net assets. For example, a Fund may borrow for temporary defensive purposes or to meet shareholder redemptions when it would not be in the best interests of the Fund to liquidate portfolio holdings. The Fund will not make additional purchases of securities when the Fund's borrowings exceed 5% of total assets.

* The Company has obtained an order from the SEC to permit the Funds to invest their uninvested cash and cash collateral from securities lending activities in one or more affiliated money market funds and/or certain short term bond funds in excess of the limits of Section 12 of the 1940 Act.

THE INVESTMENT MANAGER

Commonfund Asset Management Company, Inc. (the "Investment Manager") is an indirect, wholly-owned subsidiary of The Common Fund for Nonprofit Organizations ("Commonfund"). Employees of the Investment Manager are responsible for Commonfund's investment programs. For its investment advisory services, the Company will pay the Investment Manager an annual fee as a percentage of average net assets of each Fund, as follows:


         CIF Growth Opportunities Fund+              1.15%
         CIF Value Opportunities Fund+               1.05%


+ The Investment Manager has contractually agreed to waive its Advisory fees and to the extent necessary reimburse expenses, so long as it serves as Investment Manager to the Funds, in order to keep total operating expenses from exceeding:
1.25% and 1.15% of the average daily net assets of the CIF Growth Opportunities and CIF Value Opportunities Funds, respectively. This fee waiver and expense reimbursement agreement may be amended or terminated only with the consent of the Board of Directors of the Company.

The Investment Manager acts as a "manager of managers" for the Funds, and supervises adherence by the Sub-Advisers to each Fund's investment policies and guidelines. The Investment Manager can also recommend the appointment of additional or replacement Sub-Advisers to the Company's Board of Directors. THE INVESTMENT MANAGER HAS ULTIMATE RESPONSIBILITY (SUBJECT TO OVERSIGHT BY THE BOARD OF DIRECTORS) FOR THE INVESTMENT PERFORMANCE OF THE FUNDS DUE TO ITS RESPONSIBILITY TO OVERSEE THE SUB-ADVISERS AND RECOMMEND THEIR HIRING, TERMINATION AND REPLACEMENT.

The Investment Manager serves as the investment adviser for the Funds under an investment advisory agreement (the "Advisory Agreement"). Under the Advisory Agreement, and subject to the supervision of, and policies established by, the Company's Board of Directors, the Investment Manager determines the investment structure and strategy of each Fund, selects Sub-Advisers to implement those strategies, and supervises adherence by the Sub-Advisers to the Funds' investment policies and guidelines. The Investment Manager makes recommendations to the Board of Directors with respect to the appropriate allocation of assets to each of the Sub-Advisers. The Advisory Agreement provides that the Investment Manager shall not be protected against any liability to the Company or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder.

The continuance of the Advisory Agreement after the first two years must be specifically approved at least annually (i) by the vote of the Board of Directors or by a vote of the shareholders of the Funds, and (ii) by the vote of a majority of the Directors who are not parties to the Advisory Agreement or "interested persons" of any party thereto (the "Independent Directors"), cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement will terminate automatically in the event of its assignment, and is terminable at any time without penalty by the Board of Directors of the Company or, with respect to a Fund, by a majority of the outstanding shares of the Fund, on not less than 30 days' nor more than 60 days' written notice to the Investment Manager, or by the Investment Manager on 90 days' written notice to the Company.

THE SUB-ADVISERS

The Funds currently have eleven sub-advisers (each a "Sub-Adviser and, collectively, the "Sub-Advisers"), which are listed below. Each Sub-Adviser will manage the portion of the Funds' assets allocated to it, which allocation is determined by the Investment Manager. Each Sub-Adviser makes the investment decisions for its portion of the allocated assets of its Fund subject to the supervision of, and in accordance with policies established by, the Board of Directors.

ARTISAN PARTNERS LIMITED PARTNERSHIP ("Artisan") acts as Sub-Adviser to the CIF Growth Opportunities Fund. Artisan Investment Corporation is a General Partner of Artisan, whose controlling shareholders are Andrew A. Ziegler and Carlene M. Ziegler.

DUNCAN-HURST CAPITAL MANAGEMENT INC. ("Duncan-Hurst") acts as Sub-Adviser to the CIF Growth Opportunities Fund. Duncan-Hurst is wholly-owned by William Duncan, Jr., Frank P. Hurst and Rebecca LaFerney, all active employees of the firm. Mr. Duncan is majority owner of Duncan-Hurst.

GOLDMAN SACHS ASSET MANAGEMENT ("GSAM") acts as Sub-Adviser to the CIF Growth Opportunities Fund. The Goldman Sachs Group, Inc., a General and Limited Partner, is majority owner of GSAM.

HARRIS ASSOCIATES LP ("Harris Associates") acts as Sub-Adviser to the CIF Value Opportunities Fund. Harris Associates is wholly owned by CDC Asset Management North America, L.P.

NEWBRIDGE PARTNERS, LLC ("NewBridge Partners") acts as Sub-Adviser to the CIF Growth Opportunities Fund. NewBridge Partners is wholly-owned by its employees. James B. Cowperthwait is majority owner of NewBridge Partners.

NEWSOUTH CAPITAL MANAGEMENT, INC. ("NewSouth Capital") acts as Sub-Adviser to the CIF Value Opportunities Fund. NewSouth Capital is majority-owned by its employees.

SHAKER INVESTMENTS, LLC ("Shaker Investments") acts as Sub-Adviser to the CIF Growth Opportunities Fund. Edward P. Hemmelgarn, David R. Webb and Adam Solomon are principal shareholders of Shaker Investments.

SHAPIRO CAPITAL MANAGEMENT COMPANY, INC. ("Shapiro") acts as Sub-Adviser to the CIF Value Opportunities Fund. Shapiro is wholly-owned by its employees. Samuel
R. Shapiro is majority owner of Shapiro.

SOUTHEASTERN ASSET MANAGEMENT INC. ("Southeastern") acts as Sub-Adviser to the CIF Value Opportunities Fund. Southeastern is wholly-owned by its employees; Mason Hawkins, George Cates and John Buford.

STEINBERG PRIEST CAPITAL MANAGEMENT, LLC ("SPCM") acts as a Sub-Adviser to the CIF Value Opportunities Fund. SPCM is employee owned with Michael A.
Steinberg and William W. Priest acting as Managing Partners.

TURNER INVESTMENT PARTNERS, INC. ("Turner") acts as Sub-Adviser to the CIF Growth Opportunities Fund. Turner was founded in 1990 and is wholly-owned by its employees. Robert E. Turner is Chairman and the Chief Investment Officer of Turner. He is also a majority owner of the firm.



FUND ADMINISTRATION

The Company and Investors Bank & Trust Company ("IBT Co.") have entered into an administration agreement (the "Administration Agreement"), a custodian agreement and a transfer agency and service agreement, pursuant to which IBT Co. will provide general fund administration services to the Funds including, Fund Administration, Fund Accounting, Custody and Transfer Agent services. For the services rendered by IBT Co., the Company pays IBT Co. a graduated fee based on a percentage of the combined average daily net assets of all of the portfolios of the Company.

The Administration Agreement provides that IBT Co. shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Company in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Administrator in the performance of its duties or from reckless disregard by it of its duties and obligations thereunder.

The Administration Agreement has an initial term of three years and is automatically renewed for an additional three year term unless terminated by either party on 90 days prior notice. Either party may terminate the Administration Agreement in the event of a material breach of the Administration Agreement that is not cured within 90 days of notice thereof, and the Company may terminate this Administrative Agreement in the event that IBT Co. fails to cure identified deficiencies within 30 days after a written notice thereof.


CUSTODIAN

IBT Co., 200 Clarendon Street, Boston, MA, 02116, acts as the Custodian of the Company. The Custodian holds cash, securities and other assets of the Company as required by the 1940 Act.


EXPERTS

The Independent Accountants for the Company are PricewaterhouseCoopers LLP located at 1177 Avenue of the Americas, New York, NY 10036.


LEGAL COUNSEL

Morgan, Lewis & Bockius LLP, 1701 Market Street, Philadelphia, Pennsylvania 19103, serves as counsel to the Company.


DISTRIBUTION

Commonfund Securities, Inc. (the "Distributor"), an indirect, wholly-owned subsidiary of Commonfund, serves as the distributor of interests in the Company under a Distribution Agreement. The Distribution Agreement shall remain in effect for a period of two years after the effective date of the agreement and is renewable annually thereafter with the approval of a majority of the Board of Directors and a majority of the Independent Directors. The Distribution Agreement may be terminated by the Distributor, by a majority vote of the Directors who are not interested persons and have no financial interest in the Distribution Agreement or by a majority vote of the outstanding securities of the Company upon not more than 60 days' written notice by either party or upon assignment by the Distributor. The Distributor receives no compensation from the Funds. The Investment Manager pays the Distributor, from its own assets, an annual fee equal to the costs it incurs in distributing shares of the Funds, plus 5% of such costs.


DIRECTORS AND OFFICERS OF THE COMPANY

The management and affairs of the Company are supervised by the Directors under the laws of the State of Delaware. The Directors have approved contracts under which, as described above, certain companies provide essential management services to the Company. The Directors and executive officers of the Company and their principal occupations for the last five years are set forth below.

Each may have held other positions with the named companies during that period. Unless otherwise noted, the business address of each Director and each Executive Officer is c/o Commonfund Institutional Funds, 15 Old Danbury Road, P.O. Box 812, Wilton, CT 06897-0812.

DIRECTORS

         Robert L. Bovinette* - age 61

Mr. Bovinette has served as President and Chief Executive Officer of Commonfund since January, 1996. Prior to that time, he served as President and Chief Executive Officer of Albuquerque Academy in Albuquerque, New Mexico, a private day school with a substantial endowment.

         John B. Carroll - age 65

Mr. Carroll was President of GTE (Verizon) Investment Management Corporation from 1984-1997, and Vice President of Investment Management for GTE (Verizon) Corporation from 1984 to 2000, at which time total asset responsibility was in excess of $80 billion.

Prior to 1984, Mr. Carroll was Executive Vice President and Director of Consulting for Evaluation Associates, Inc. (EAI), an investment consulting firm. Prior to EAI, Mr. Carroll was Vice President and Head of Pension Investment Consulting at Chemical Bank of New York (now The Chase Manhattan Bank).


Mr. Carroll is also a Director of iShares, Inc., iShares Trust and the J.P. Morgan Private Equity Fund. He is a former member of the Institutional Investment Committee of the New York Stock Exchange, a past Vice Chairman of CIEBA and a past Chairman of the Noyes Foundation. He is also a former Trustee and Member of the Executive Committee of Commonfund. He resides in Ridgefield, CT and Kerry, Ireland.


         David M. Lascell, Esq.* - age 60

David M. Lascell has been a partner in the law firm of Harter, Secrest & Emery, LLP since June 2000. From August 1991 to May 2000, Mr. Lascell was an attorney at Hallenbeck, Lascell et. al. Mr. Lascell received his A.B. from Hamilton College, his Bachelor of Laws Degree from Cornell University Law School, and has been practicing law since 1966. He is a Fellow of the American College of Trial Lawyers, the American Law Institute and the Defense Research Institute.


Mr. Lascell has served on the Board of Trustees of Commonfund since 1990 and is currently the Chair. He is a Trustee of Grove City College in Pennsylvania and is its Treasurer. He is also a Director of the Board of United Educators Insurance Risk Retention Group, the leading provider of liability coverages for colleges, universities, and independent schools in the United States, where he previously served as Chairman from 1989 to 1993. Mr. Lascell has been a Director of United Insurance Management Company since 1991. He also is a part owner, Director, Vice President and General Counsel of AWH Corporation, a privately held corporation that finishes the interiors of ships in major shipyards around the world, and manufactures interior fixtures for convenience stores and the petroleum industry in the United States.


Mr. Lascell served as Chairman of the Board of Trustees of Wells College from 1977 to 1989, and is now an Honorary Trustee of the College. From 1986 to 1988 he was a Director of the American Council on Education and served as a Trustee of Rochester Area Colleges from 1980 to 1981, a consortium of public and private colleges in upstate New York. From 1980 through 1991, he was a Director of the Association of Governing Boards of Universities and Colleges, serving two terms as its Chairperson, from 1986 to 1988. For eleven years beginning in 1988, Mr. Lascell was a Director of the National Center for Non-Profit Boards and was its first Chairman. He resides in Rochester, NY.


Mr. Lascell was a founding Director of SCUUL, Ltd in 1986, an offshore for-profit stock insurance company that acts as a reinsurer and also writes various liability coverages. He has published material dealing with trustees' fiduciary duties, legal guidelines for college and university administrators, and comparing nonprofit and business corporation boards of directors.


         Louis W. Moelchert - age 59

Mr. Moelchert is a registered investment adviser and has been President & Owner of Private Advisor, LLC since 1996. Since 1975 he has been employed by the University of Richmond, first as Vice President for Business and Finance from 1975 through 1997, and since 1997 as Vice President for Investments.

Mr. Moelchert served on the Investment Advisory Committee of the Virginia State Retirement System, first as Vice Chairman from 1996 through 1997, and as Chairman from 1998-2000. He serves on the investment advisory and/or valuation committees of approximately ten private capital investment funds, on the Boards of Directors of Venture Lending and Leasing II and the Mentor Family of Funds. He is President of the Endowment Fund of the River Road Baptist Church.

From 1986 to 1998, Mr. Moelchert was a member of the Board of Trustees of Commonfund, serving as Vice Chairman from 1991 through 1993 and as Chairman from 1994 through 1998. Mr. Moelchert resides in Richmond, Virginia.

         Jerald L. Stevens - age 60

Since 1985, Mr. Stevens has been a consultant in the areas of investment and financial management to a range of clients including American Express, Rockefeller & Company, James Wolfenson & Co., Indiana University and Xerox Financial Services where he served as Executive Vice President and Chief of Staff from 1988 through 1990. From 1983 through 1985 he was President and Chief Operating Officer of Vanguard Group, and from 1978 through 1983 he served as Vice President, Finance and Administration, and Treasurer of Yale University where he had overall responsibility for all investment activities where major initiatives were launched in real estate, venture capital, index investing and international markets.

Mr. Stevens was Secretary of Human Services and Commissioner of Public Welfare for the Commonwealth of Massachusetts from 1975 through 1978, Senior Vice President of the Boston Company, from 1973 through 1975, and Senior Vice President and Director of Wellington Management Company from 1967 through 1973.

Mr. Stevens has served as Trustee of Bryn Mawr College 1984-1994 and has been a Board Member of the Long Wharf Theatre 1991-1993, University City Science Center 1983-1988, Thomas Jefferson University 1983-1988 and Yale New Haven Hospital 1978-1983. He was a trustee of the Hospital Fund, Inc. from 1991 through 1999, serving as Chairman from 1995 through 1999. Mr. Stevens resides in Chester, VT.

         *Messrs. Bovinette and Lascell are "interested persons" within the meaning of the 1940 Act.

OFFICERS

         President - Robert L. Bovinette - see above.

         Secretary - John W. Auchincloss - age 43

Mr. Auchincloss is General Counsel and Secretary of Commonfund. He joined that organization as Assistant General Counsel in July 1996.

         Assistant Secretary - Susan C. Mosher - age 47


Ms. Mosher is a Senior Director and Senior Counsel of Mutual Fund
Administration at IBT Co. She has been employed by the organization in such capacity since 1995.


         Assistant Secretary - Jill Grossberg - age 55

Ms. Grossberg is a Director and Counsel of Mutual Fund Administration at IBT Co. Prior to joining IBT Co., Ms. Grossberg served as Associate Counsel at Putnam Investments, Inc. from 1995 to 2000.

         Treasurer - Marita K. Wein - age 40

Ms. Wein is Senior Vice President and Treasurer of Commonfund. She has been employed by that organization for 14 years in the fund accounting area and, since her appointment to her present position in June 1997, she has been responsible for general investor accounting and reporting functions of the company.

         Assistant Treasurer - Donna McCarthy - age 35

Ms. McCarthy is a Senior Director of Mutual Fund Administration at IBT Co., a position she assumed in 2001. Ms. McCarthy joined IBT Co. in 1994 as an Account Manager. Prior to that time, Ms. McCarthy was a Manager in the Business Assurance division of Coopers & Lybrand.

         COMPENSATION OF DIRECTORS AND OFFICERS

The Officers of the Company serve without compensation as such. The following table shows the compensation paid by the Company to the Directors for the fiscal year ending April 30, 2001.

Compensation Table*

Director                   Aggregate            Pension or             Estimated Annual       Total Compensation
                           Compensation From    Retirement Benefits    Benefits Upon          From Funds and Fund
                           Funds                Accrued As Part of     Retirement             Complex Paid to
                                                Funds Expenses                                Directors
-------------------------- -------------------- ---------------------- ---------------------- ----------------------
Robert L. Bovinette,       None                 None                   None                   None
Director

John B. Carroll, Director  $8,000               None                   None                   $8,000

David M. Lascell           $4,000               None                   None                   $4,000
-------------------------- -------------------- ---------------------- ---------------------- ----------------------
Louis W. Moelchert,        $8,000               None                   None                   $8,000
Director

-------------------------- -------------------- ---------------------- ---------------------- ----------------------
Jerald L. Stevens,         $8,000               None                   None                   $8,000
Director

* Beginning January 1, 2002, the Company will pay Mr. Carroll, Mr.Lascell, Mr. Moelchert, and Mr. Stevens each an annual fee of $12,000, plus reasonable out-of-pocket expenses.


COMPUTATION OF YIELD AND TOTAL RETURN, PERFORMANCE COMPARISONS

From time to time the Company may advertise yield and total return of the Funds. These figures will be based on historical earnings and are not intended to indicate future performance. No representation can be made concerning actual future yields or returns. The yield of the Funds refers to the annualized income generated by an investment in a Fund over a specified 30-day period. The yield is calculated by assuming that the income generated by the investment during that 30-day period is generated in each period over one year and is shown as a percentage of the investment. In particular, yield will be calculated according to the following formula:

Yield = 2[((a-b)/cd + 1)(6) - 1] where a = dividends and interest earned during the period; b = expenses accrued for the period (net of any reimbursement); c = the current daily number of shares outstanding during the period that were entitled to receive dividends; and d = the maximum offering price per share on the last day of the period.

The total return of a Fund is determined by finding the average annual compounded rates of return over one, five, and ten year periods (or over the life of the Fund) that would equate an initial hypothetical investment to its ending redeemable value. The calculation assumes that all dividends and distributions are reinvested when paid. In particular, total return will be calculated according to the following formula: P (1 + T)(n) = ERV, where P = a hypothetical initial payment of $1,000; T = average annual total return; n = number of years; and ERV = ending redeemable value, as of the end of the designated time period, of a hypothetical $1,000 payment made at the beginning of the designated time period.

PURCHASE AND REDEMPTION OF SHARES

Purchases and redemptions may be made through IBT Co. (the "Transfer Agent") on days when the Federal Reserve System and the New York Stock Exchange ("NYSE") are both open for business. Currently, the weekdays on which the Funds are closed for business are: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans Day, Thanksgiving Day and Christmas Day. Shares of the Fund are offered on a continuous basis.

It is currently the Company's policy to pay all redemptions in cash. The Company retains the right, however, to alter this policy to provide for redemptions in whole or in part by a distribution in-kind of securities held by the Fund in lieu of cash. Shareholders may incur transaction charges on the sale of any such securities so received in payment of redemptions. In addition, the securities will be subject to market risks until shareholders sell them.

The Company reserves the right to suspend the right of redemption and/or to postpone the date of payment upon redemption for any period on which trading on the NYSE is restricted, or during the existence of an emergency (as determined by the SEC by rule or regulation) as a result of which disposal or valuation of the Fund's securities is not reasonably practicable, or for such other periods as the SEC has by order permitted. The Company also reserves the right to suspend sales of shares of the Fund for any period during which the NYSE, the Investment Manager, the Administrator, the Transfer Agent and/or the Custodian are not open for business.


DETERMINATION OF NET ASSET VALUE

The securities of the Funds are valued by the IBT Co. (the "Custodian"), with assistance of the Sub-Advisers, under the general supervision of a Valuation Committee appointed by the Board of Directors. The Custodian may use independent pricing services to obtain valuations of securities. The pricing services rely primarily on prices of actual market transactions as well as on trade quotations obtained from third parties. However, a pricing service may use a matrix system to determine valuations of fixed income securities. This system considers such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations. The procedures used by the pricing services and their valuations are reviewed by the officers of the Company under the general supervision of the Board of Directors. If there is no readily ascertainable market value for a security, the Valuation Committee may make a good faith determination as to the "fair value" of the security in accordance with procedures adopted by the Board of Directors.

Securities with remaining maturities of 60 days or less may be valued by the amortized cost method, unless it is determined not to represent fair value in accordance with procedures adopted by the Board of Directors. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter (unless amortized cost is determined in accordance with procedures approved by the Board of Directors not to represent fair value) assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuations in general market rates of interest on the value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by this method, is higher or lower than the price the Fund would receive if it sold the instrument.

TAXES

The following is only a summary of certain tax considerations generally affecting the Funds and their shareholders, and is not intended as a substitute for careful tax planning. Shareholders are urged to consult their tax advisors with specific reference to their own tax situations, including their state and local tax liabilities.

FEDERAL INCOME TAX

The following is only a summary of certain additional federal tax considerations generally affecting the Funds that are not discussed in the Funds' prospectuses. No attempt is made to present a detailed explanation of the federal, state or local tax treatment of the Funds or their shareholders and the discussion here and in the Funds' prospectuses is not intended as a substitute for careful tax planning.

The discussion of federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on the date of this Statement of Additional Information. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

The Funds intend to qualify as a "regulated investment company" ("RIC") as defined under Subchapter M of the Code. By following such a policy, the Funds expects to eliminate or reduce to a nominal amount the federal taxes to which it may be subject. In order to qualify for treatment as a RIC under the Code, the Funds must distribute annually to its shareholders at least the sum of 90% of its net interest income excludable from gross income plus 90% of its investment company taxable income (generally, net investment income plus net short-term capital gain) ("Distribution Requirement") and also must meet several additional requirements. Among these requirements are the following: (i) at least 90% of the Funds' gross income each taxable year must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities, or certain other income (including gains from options, futures or forward contracts); (ii) at the close of each quarter of the Funds' taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government securities, securities of other RICs and other securities, with such other securities limited, in respect to any one issuer, to an amount that does not exceed 5% of the value of that Fund's assets and that does not represent more than 10% of the outstanding voting securities of such issuer; and (iii) at the close of each quarter of a Fund's taxable year, not more than 25% of the value of its assets may be invested in securities (other than U.S. Government securities or the securities of other RICs) of any one issuer, or of two or more issuers which are engaged in the same, similar or related trades or business if that Fund owns at least 20% of the voting power of such issuer.

Notwithstanding the Distribution Requirement described above, which requires only that the Funds distribute at least 90% of its annual investment company taxable income and does not require any minimum distribution of net capital gain (the excess of net long-term capital gain over net short-term capital loss), the Funds will be subject to a nondeductible 4% federal excise tax to the extent it fails to distribute by the end of any calendar year 98% of its ordinary income for that year and 98% of its capital gain net income (the excess of short- and long-term capital gains over short-and long-term capital losses) for the one-year period ending on October 31 of that year, plus certain other amounts.

The Funds intend to make sufficient distributions to avoid liability for the federal excise tax. The Funds may in certain circumstances be required to liquidate their investments in order to make sufficient distributions to avoid federal excise tax liability at a time when the Investment Manager or Sub-Adviser might not otherwise have chosen to do so, and liquidation of investments in such circumstances may affect the ability of the Funds to satisfy the requirements for qualification as a RIC.

Any gain or loss recognized on a sale, exchange or redemption of shares of the Funds by a taxable shareholder who is not a dealer in securities will generally, for individual shareholders, be treated as a long-term capital gain or loss if the shares have been held for more than twelve months, and otherwise will be treated as short-term capital gain or loss. However, if shares on which a taxable shareholder has received a net capital gain distribution are subsequently sold, exchanged or redeemed and such shares have been held for six months or less, any loss recognized will be treated as a long-term capital loss to the extent of the net capital gain distribution.

Generally, shareholders should include all dividends as income in the year of payment. However, dividends declared payable to shareholders of record in October, November or December of one year, but paid in January of the following year, will be deemed for tax purposes to have been received by the shareholder and paid by the Fund in the year in which the dividends were declared.

In certain cases, a Fund will be required to withhold at applicable withholding rates and remit to the U.S. Treasury the amount withheld on amounts payable to any shareholder who (1) has failed to provide a correct taxpayer identification number, (2) is subject to backup withholding by the Internal Revenue Service, or
(3) has not certified to that Fund that such shareholder is not subject to backup withholding.

If a Fund fails to qualify as a RIC for any taxable year, it will be taxable at regular corporate rates. In such an event, all distributions (including capital gains distributions) will be taxable as ordinary dividends to the extent of the Funds' current and accumulated earnings and profits, and such distributions may generally be eligible for the corporate dividends-received deduction. The Board reserves the right to cause a Fund not to qualify for a RIC for a taxable year if it determines that it would be beneficial to the Fund's shareholders.

STATE TAXES

The Funds are not liable for any income or franchise tax in Delaware if they qualify as a RIC for federal income tax purposes. Distributions by the Funds to shareholders and the ownership of shares may be subject to state and local taxes.


PORTFOLIO TRANSACTIONS

The Sub-Advisers are authorized to select brokers and dealers to effect securities transactions for their respective Funds. The Sub-Advisers will seek to obtain the most favorable net results by taking into account various factors, including price, commission, if any, size of the transactions and difficulty of execution, the firm's general execution and operational facilities and the firm's risk in positioning the securities involved. While the Sub-Advisers generally seek competitive spreads or commissions, the Funds will not necessarily be paying the lowest spread or commission available. The Sub-Advisers seek to select brokers or dealers that offer a Fund the best price and execution and other services which are of benefit to the Fund.

The Sub-Advisers may, consistent with the interests of a Fund, consider research services that a broker or a dealer provides in selecting brokers and dealers for the Fund. Such services may include analyses of the business or prospects of a company, industry or economic sector, or statistical and pricing services. Information so received by the Sub-Advisers will be in addition to and not in lieu of the services required to be performed by them under their Sub-Advisory Agreements. If, in the judgment of a Sub-Adviser, Fund or other accounts managed by the Sub-Adviser will be benefited by supplemental research services, the Sub-Adviser is authorized to pay brokerage commissions to a broker furnishing such services which are in excess of commissions which another broker may have charged for effecting the same transaction. These research services include advice, either directly or through publications or writings, as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing of analyses and reports concerning issuers, securities or industries; providing information on economic factors and trends; assisting in determining portfolio strategy; providing computer software used in security analyses; and providing portfolio performance evaluation and technical market analyses. In addition to agency transactions, the Sub-Advisers may receive brokerage and research services in connection with certain riskless transactions, in accordance with applicable SEC guidance. The expenses of the Sub-Adviser will not necessarily be reduced as a result of the receipt of such supplemental information, such services may not be used exclusively with respect to the Fund or account generating the brokerage, and there can be no guarantee that the Sub-Adviser will find all of such services of value in advising the Fund.


CODE OF ETHICS

The Board of Directors of the Company has adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act. In addition, the Investment Manager, Sub-Advisers, and Distributor have adopted Codes of Ethics pursuant to Rule 17j-1. These Codes of Ethics apply to the personal investing activities of directors, officers and certain employees ("access persons"). Rule 17j-1 and the Codes are reasonably designed to prevent unlawful practices in connection with the purchase or sale of securities by access persons. Under each Code of Ethics, access persons are permitted to engage in personal securities transactions, which may include, subject to limitations contained in those policies, securities that may be purchased or held by the Funds. Access persons are required to report their personal securities transactions for monitoring purposes. In addition, certain access persons are required to obtain approval before investing in initial public offerings ("IPOs") or private placements or are prohibited from investing in IPOs or private placements. Copies of these Codes of Ethics are on file with SEC, and are available to the public.

VOTING

Each share held entitles the shareholder of record to one vote. Shares issued by the Funds have no preemptive, conversion, or subscription rights. Each whole share shall be entitled to one vote and each fractional share shall be entitled to a proportionate fractional vote. The Funds, as separate series of the Company, vote separately on matters affecting only the Funds. Voting rights are not cumulative. As a Delaware business trust, the Company is not required to hold annual meetings of shareholders, but approval will be sought for certain changes in the operation of the Company and for the election of Directors under certain circumstances.


DESCRIPTION OF SHARES

The Declaration of Trust authorizes the issuance of an unlimited number of funds and shares thereof. Each share of a Fund represents an equal proportionate interest in the Fund with each other share. Shares are entitled upon liquidation to a pro rata share in the net assets of a Fund. Shareholders have no preemptive rights. The Declaration of Trust provides that the Directors of the Company may create additional series of shares or separate classes of funds. All consideration received by the Company for shares of any Fund (or separate class) and all assets in which such consideration is invested would belong to that Fund (or separate class) and would be subject to the liabilities related thereto. Share certificates representing shares will not be issued.

APPENDIX

The following descriptions are summaries of published ratings.


DESCRIPTION OF CORPORATE BOND RATINGS

Bonds rated AAA have the highest rating S&P assigns to a debt obligation. Such a rating indicates an extremely strong capacity to pay principal and interest. Bonds rated AA by S&P also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and differs from AAA issues only in small degree. Debt rated A by S&P has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

Bonds rated Aaa by Moody's are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large, or an exceptionally stable, margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues. Bonds rated Aa by Moody's are judged by Moody's to be of high quality by all standards. Together with bonds rated Aaa, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than in Aaa securities. Bonds rated A by Moody's possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Fitch uses plus and minus signs with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the AAA category. Bonds rated AAA by Fitch are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events. Bonds rated AA by Fitch are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+. Bonds rated A by Fitch are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

DESCRIPTION OF COMMERCIAL PAPER RATINGS

Commercial paper rated A by Standard & Poor's Corporation ("S&P") is regarded by S&P as having the greatest capacity for timely payment. Issues rated A are further refined by use of the numbers 1, 1 +, and 2 to indicate the relative degree of safety. Issues rated A-1+ are those with an "overwhelming degree" of credit protection. Those rated A-1, the highest rating category, reflect a "very strong" degree of safety regarding timely payment. Those rated A-2, the second highest rating category, reflect a satisfactory degree of safety regarding timely payment but not as high as A-1.

Commercial paper issues rated Prime-1 or Prime-2 by Moody's Investors Service, Inc. ("Moody's") are judged by Moody's to be of "superior" quality and "strong" quality respectively on the basis of relative repayment capacity.

F-1+ (Exceptionally Strong) is the highest commercial paper rating Fitch assigns; paper rated F-1+ is regarded as having the strongest degree of assurance for timely payment. Paper rated F-1 (Highest Credit Quality) indicates the strongest capacity for timely payment of financial commitments. The rating F-2 (Good Credit Quality) reflects a satisfactory capacity for timely payment of financial commitments but the margin of safety is not as great as for issues rated F-1+ or F-1.

                                      A-2